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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported)     December 2, 1999
                                                          ----------------

                              SABRATEK CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                       1-11831                 36-3700639
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(State or Other Jurisdiction           (Commission            (I.R.S. Employer
      of Incorporation)                File Number)          Identification No.)

       8111 North St. Louis, Skokie, Illinois                       60076
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      (Address of Principal Executive Offices)                    (Zip Code)

                                 (847) 720-2400
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





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         ITEM 5: OTHER EVENTS.

         On December 2, 1999, the Board of Directors of Sabratek Corporation ("Sabratek") was informed by KPMG LLP ("KPMG"), Sabratek's independent auditors, that its auditors' reports (the "KPMG Reports") issued with respect to Sabratek's previously reported financial statements for the years ended December 31, 1998, 1997 and 1996 should no longer be relied upon. As such, Sabratek's financial statements for the years ended December 31, 1998, 1997 and 1996, as well as the KPMG Reports associated therewith, should not be relied upon.



















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: December 2, 1999      By: /s/ Joseph Marshall
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                                Joseph Marshall, Interim Chief Executive Officer